[front cover]

PROSPECTUS
February 27, 2006

TD WATERHOUSE
FAMILY OF FUNDS, INC.

Money Market Portfolio – Investor Class and Premium Class
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio’s shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

[inside front cover]

TD WATERHOUSE FAMILY OF FUNDS, INC.

TABLE OF CONTENTS

RISK AND RETURN SUMMARY	3
Fund Overview	3
Investment Objectives	3
Investment Strategies	3
Principal Risks	6
Who May Want to Invest	7
Past Performance	7
Expenses	10

HOW TO BUY AND SELL SHARES	11
How to Buy Shares	12
How to Sell Shares	14
How to Exchange Between Portfolios	15

SHAREHOLDER INFORMATION	16
Telephone Transactions	16
Statements and Reports to Shareholders	16
Pricing Your Shares	17
Dividends	17
Taxes	18
Frequent Purchases and Redemptions	20
Disclosure of Portfolio Holdings	20

PORTFOLIO MANAGEMENT	21
Investment Manager	21
Administrator	21
Distributor	22
Distribution (12b-1) Plan and Other Distribution Arrangements	22
Shareholder Servicing	22

ABOUT CALIFORNIA AND NEW YORK	22
California	22
New York	24

FINANCIAL HIGHLIGHTS	25

FOR MORE INFORMATION	Back cover

TD WATERHOUSE FAMILY OF FUNDS, INC.

RISK AND RETURN SUMMARY

Fund Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio (the “California Portfolio”) and the New York Municipal Money Market Portfolio (the “New York Portfolio”) are series of TD Waterhouse Family of Funds, Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Each Portfolio, other than the Money Market Portfolio, offers only one class of shares. The Money Market Portfolio offers two classes of shares: the Investor Class and the Premium Class. All outstanding shares of the Money Market Portfolio as of November 7, 2005 have been designated as Investor Class shares.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from federal taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by its corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. In addition, a U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for a public purpose. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each of the California Portfolio or New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.
•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

Past Performance

The following bar charts illustrate the risks of investing in the Investor Class of the Money Market Portfolio and each of the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio by showing changes in their respective performance from year to year. The returns for the Premium Class shares of the Money Market Portfolio will vary from the returns of Investor Class shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Portfolio (or the Investor Class, in the case of the Money Market Portfolio). Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Investor Class

7%
6%
5%
4%
3%
2%
1%
0
4.78%
4.95%
4.97%
4.62%
5.90%
3.77%
1.31%
0.54%
0.68%
2.55%
12/96
12/97
12/98
12/99
12/00
12/01
12/02
12/03
12/04
12/05

U.S. Government Portfolio

7%
6%
5%
4%
3%
2%
1%
0
4.77%
4.84%
4.82%
4.57%
5.72%
3.62%
1.20%
0.46%
0.60%
2.46%
12/96
12/97
12/98
12/99
12/00
12/01
12/02
12/03
12/04
12/05

Municipal Portfolio

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio

\

New York Portfolio

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.52% (for the quarter ended 9/30/2000) and 0.09% (for the quarter ended 3/31/2004) for the Money Market Portfolio — Investor Class, 1.48% (for the quarter ended 12/31/2000) and 0.07% (for the quarter ended 6/30/2004) for the U.S. Government Portfolio, 0.93% (for the quarter ended 12/31/2000) and 0.06% (for the quarter ended 3/31/2004) for the Municipal Portfolio, 0.65% (for the quarter ended 6/30/2001) and 0.06% (for the quarter ended 9/30/2003) for the California Portfolio, and 0.68% (for the quarter ended 3/31/2001) and 0.06% (for the quarter ended 9/30/2003) for the New York Portfolio, respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05(1)

Fund	1 Year	5 Years	10 Years	Since Inception(2)
Money Market Portfolio – Investor Class	2.55%	1.76%	3.33%	3.33%
Money Market Portfolio – Premium Class(3)	—	—	—	—
U.S. Government Portfolio	2.46%	1.66%	3.22%	3.22%
Municipal Portfolio	1.61%	1.14%	2.04%	2.04%
California Portfolio	1.73%	1.10%	—	1.22%
New York Portfolio	1.71%	1.11%	—	1.26%

(1)	As of 12/31/05, 7-day yields for the Money Market Portfolio – Investor Class, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.55%, 3.44%, 2.47%, 2.58% and 2.63%, respectively. As of 12/31/05, 7-day effective yields for the Money Market Portfolio – Investor Class, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.61%, 3.50%, 2.50%, 2.61% and 2.67%, respectively. As of 12/31/05, the tax-equivalent 7-day yield for the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.80%, 4.63% and 4.59%, respectively, and the tax-equivalent 7-day effective yield for the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.85%, 4.69% and 4.66%, respectively. For current yield information, please call 1-800-934-4448.
(2)	The inception date for the Investor Class of the Money Market Portfolio and each of the U.S. Government Portfolio and Municipal Portfolio is December 20, 1995. The inception date for the California Portfolio and New York Portfolio is September 1, 2000. The Premium Class commenced operations on February 27, 2006.
(3)	The Premium Class commenced operations on February 27, 2006.

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Money Market Portfolio — Investor Class	Money Market Portfolio — Premium Class	U.S. Government Portfolio	Municipal Portfolio	California Portfolio	New York Portfolio
Shareholder Transaction Fees (fees paid directly from your investment) (1)

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Annual Operating Expenses (expenses deducted from Portfolio assets)

Management Fees (2)	0.09%	0.09%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.45%	0.365%	0.45%	0.45%	0.45%	0.45%
Shareholder Servicing Fees (2)	0.25%	0.05%	0.25%	0.25%	0.25%	0.25%
Other Expenses (3)	0.12%	0.07%	0.12%	0.13%	0.14%	0.17%

Total Annual Operating Expenses (2)	0.91%	0.575%	0.92%	0.93%	0.94%	0.97%

(1)	Broker-dealers that are not affiliates of the Portfolios’ Investment Manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the Investment Manager or affiliates of the Investment Manager. These fees may differ according to the type of account held by the investor. In addition, you may be subject to a $5.00 fee by National Investor Services Corp. (“NISC” or the “Transfer Agent”) if you sell less than $5,000 worth of Premium Class shares of the Money Market Portfolio.
(2)	The table is based on the annual operating expenses of each Portfolio for its fiscal year ended October 31, 2005, but has been restated to reflect currently applicable fees. The Premium Class of the Money Market Portfolio had not commenced operations as of October 31, 2005; and, therefore, the expense information being shown is estimated for such Class’ fiscal year ending October 31, 2006.
(3)	“Other Expenses” includes Transfer Agency fees of 0.10% for the Investor Class of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio, and 0.05% for the Premium Class of the Money Market Portfolio.

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Money Market Portfolio — Investor Class	$93	$290	$504	$1,120
Money Market Portfolio — Premium Class	$59	$184	$321	$ 720
U.S. Government Portfolio	$94	$293	$509	$1,131
Municipal Portfolio	$95	$296	$515	$1,143
California Portfolio	$96	$300	$520	$1,155
New York Portfolio	$99	$309	$536	$1,190

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Waterhouse Investor Services, Inc. (“TD Waterhouse”) or certain other broker-dealers.

If you would like to purchase shares of a Portfolio through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse brokerage account by completing and signing a TD Waterhouse New Account Application. To request an application, please visit TD Waterhouse online at www.tdwaterhouse.com or call 1-800-934-4448. Mail it, together with your check to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 07303-2630. Once your account is open, please call 1-800-934-4448 to either change your investment vehicle or to make a direct purchase.

Investment and Balance Minimums. For the Premium Class of shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Waterhouse customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts) of Premium Class shares of the Money Market Portfolio. The Premium Class of the Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. The Investor Class of the Money Market Portfolio and the other Portfolios are not subject to these minimums.

Automatic Sweep. The Investor Class shares of the Money Market Portfolio remains available as a sweep option for accounts that were customers as of January 7, 2004 and had more than $100,000 in the Class. The other Portfolios remain available as a sweep option for accounts that were customers as of the same date without regard to Portfolio balance amounts. The Portfolios are not available as a sweep option for new customers except to the extent that cash balances in your TD Waterhouse brokerage account exceed $100,000. If you previously selected a Portfolio for automatic sweep and are eligible after January 7, 2004 and wish to retain a Portfolio as your designated sweep investment, the continued use of the Portfolio for this purpose is subject to the terms and conditions of your TD Waterhouse brokerage account agreement, and TD Waterhouse may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Waterhouse or the Selected Broker, as defined below, through which you purchase shares. Please call 1-800-934-4448 for more details. Even if you may no longer use a Portfolio for automatic sweep, you may make a direct purchase of shares in accordance with this prospectus. The Premium Class shares of the Money Market Portfolio are not available as a sweep option.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Waterhouse or another Selected Broker for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your TD Waterhouse brokerage account that are available for payment or investment.

TD Waterhouse Cash Management Services. For those TD Waterhouse customers who qualify, TD Waterhouse provides additional cash management services. You should contact a TD Waterhouse Account Officer for more details. To set up TD Waterhouse cash management services, you should complete the appropriate section of the TD Waterhouse new account application.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Customers of TD Waterhouse

You may purchase shares of a Portfolio by way of a direct purchase as set forth below. Certain existing customers may be eligible to purchase shares of a Portfolio through the automatic sweep investment feature.

Direct Purchases. A TD Waterhouse brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448. You also may buy shares by mailing a letter of instruction with the information indicated below, signed by one of the registered account holders in the exact form specified on the account or bringing your check to any TD Waterhouse office or by electronic means at http://www.tdwaterhouse.com. Checks should be made payable to “TD Waterhouse Investor Services, Inc.” and you should write your TD Waterhouse account number on the check. The check will be deposited to your TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of a Portfolio and provide the following information:

•	your TD Waterhouse account number
•	the Portfolio (and Class, if applicable), in which you wish to invest
•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep. For those TD Waterhouse customers who qualify for the automatic sweep feature, free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Waterhouse and any changes to the eligibility criteria. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day they are credited to your account.

Customers of Selected Broker-Dealers

Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling or dealer agreement with the Portfolios’ distributor (“Selected Brokers”). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges imposed by a Selected Broker would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker’s procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase shares of a Portfolio through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker’s customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

How to Sell Shares

To sell (redeem) shares of a Portfolio, you may use any of the methods outlined below. Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Waterhouse account number
•	the name of the Portfolio (and Class, if applicable)
•	the dollar or share amount you wish to sell

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Premium Class of the Money Market Portfolio.

Direct Redemptions. A TD Waterhouse brokerage customer may redeem shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448. You may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account to any TD Waterhouse office or online at http://www.tdwaterhouse.com if other than a sweep position.

Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse.

Due to the cost of maintaining smaller accounts, the Money Market Portfolio, with respect to the Premium Class shares, reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a shareholder’s account that falls below the applicable minimum account balance due to redemptions. In addition, each Portfolio’s shares may be subject to redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker, including requirements relating to minimum account balances. Please call 1-800-934-4448 for more details.

If you have cash management services features in your TD Waterhouse brokerage account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the TD Waterhouse cash management services agreement provided to each customer who has cash management services in his or her TD Waterhouse brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Waterhouse does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

How to Exchange Between Portfolios

You may change your designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 07303-2630. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio(s) from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges.

Account Protection. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse, such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account are protected up to $150 million per customer. The first $500,000 of coverage is provided by Securities Investor Protection Corporation (“SIPC”) of which up to $100,000 covers cash. A SIPC explanatory brochure is available by calling 1-800-934-4448 or online at www.sipc.org. The remaining coverage is provided through Lloyd’s London, subject to an aggregate limit of $250 million. Please note that this account protection does not protect against losses due to market fluctuation.

SHAREHOLDER INFORMATION

Telephone Transactions

As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling 1-800-934-4448, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

Portfolio Business Days. The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day’s last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

Due to differences in expenses, the Investor Class is likely to pay lower dividends than the Premium Class.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2008), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, the corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s adjusted current earnings. Seventy-five percent of the excess, if any, of “adjusted current earnings” over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes. The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consists of obligations whose interest is exempt from California income tax when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from recognized market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income or franchise taxes.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Company’s SAI and (ii) on the TD Waterhouse website at www.tdwaterhouse.com. Each Portfolio’s complete portfolio holdings will be published on the website (www.tdwaterhouse.com) as of the end of each month, subject to a 30 day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s month-end top ten holdings, also with a 30 day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The information will be available on the website at http://www. tdwaterhouse.com/products_services/investment/cash_money_market.html.

PORTFOLIO MANAGEMENT

Investment Manager

TD Asset Management USA Inc. (the “Investment Manager” or “TDAM”), 100 Wall Street, New York, NY 10005, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For the fiscal year ended October 31, 2005, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.30% with respect to the Money Market Portfolio; 0.31% with respect to the U.S. Government Portfolio; 0.30% with respect to the Municipal Portfolio; 0.26% with respect to the California Portfolio; and 0.25% with respect to the New York Portfolio.

Effective February 1, 2006, the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2005.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2005 had total assets under management of approximately $13 billion.

Administrator

As administrator, TDAM provides certain administrative services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Portfolios. TDAM pays FDI’s fees for providing these services.

Distributor

FDI acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 of the Investment Company Act (the “12b-1 Plan”), effective as of February 1, 2006, permits each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% (0.365% in the case of the Premium Class of the Money Market Portfolio) of the annual average daily net assets of each Portfolio (or Class, in the case of the Money Market Portfolio) (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers, including TD Waterhouse and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of a Portfolio or Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and NISC, the Transfer Agent to the Portfolios, or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency and Dividend Disbursing Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or NISC’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or NISC or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% (0.05% in the case of the Premium Class of the Money Market Portfolio) of the average daily net assets of each Portfolio (or Class, in the case of the Money Market Portfolio). These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

ABOUT CALIFORNIA AND NEW YORK

California

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State has a population of about 37 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Total personal income was estimated at $1,337 billion in 2005. Total civilian employment is over 16.5 million.

California’s economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has stabilized and shown steady growth, following the national economy, in 2004 and 2005. Year-over-year job growth for the first 11 months of 2005 was at a 1.5% rate, and the unemployment rate at the end of 2005 was almost 1 percent lower than at the end of 2004. Significantly, the San Francisco Bay Area grew almost as fast in 2005 as Southern California. Current projections indicate that the California economy will continue to grow but at a more moderate rate in 2006. Weakness in the national and State economies and in the stock market in the early 2000‘s resulted in lower tax revenues to the State of California, and the State suffered large budget deficits for several years. A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State general obligation bonds are, as of February 2006, rated “A2” by Moody’s Investors Service, “A” by Standard & Poor’s, and “A” by Fitch Ratings.

The annual Budget Act for fiscal year 2005-06 (the “2005 Budget Act”) contained expenditures of $90.0 billion from the General Fund, and estimated revenues of $84.5 billion, with a projected ending budget reserve balance of about $400 million. The difference was made up by applying fund balances from the end of the 2004-05 fiscal year. As of January, 2006, when the Governor Proposed Budget for 2006-07 was released, the Administration estimated that revenues attributable to 2005-06 and earlier years would be $3.2 billion higher than previously estimated, while expenditures would increase slightly. The revised estimate is that the General Fund will end 2005-06 with a budgetary surplus of about $6.5 billion. The Governor’s Budget for 2006-07 projects General Fund revenues of about $91.5 billion, and proposes expenditures of $97.9 billion, with a budget reserve at June 30, 2007 of about $600 million. While carry-over balances are projected to fill the gap between revenues and expenditures in 2006-07, the Administration states that a “structural deficit” will recur in future years without additional actions to bring revenues and expenditures into balance on a more permanent basis.

Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State’s job base was in decline. Total New York nonfarm employment is projected to grow 1.0 percent for 2005, with private sector job growth of 1.3 percent projected for the current year. The continued strengthening of the State economy will help to support the housing market in 2005, though the torrid pace of growth observed in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both New York personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.*

For more information about the State, see “Information About New York” in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Waterhouse at 1-800-934-4448.

No information is presented for the Premium Class of the Money Market Portfolio because that class has not yet commenced operations.

*	Projections for 2005 reflect a lag time in official economic data.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

Money Market Portfolio — Investor Class

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.022	0.005	0.006	0.015	0.044

Dividends from net investment income	(0.022)	(0.005)	(0.006)	(0.015)	(0.044)
Distributions from net realized
gains on security transactions	(0.000)*	—	(0.000)*	—	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.91%	0.91%	0.90%	0.90%	0.92%
Ratio of net expenses to average net assets	0.82%	0.82%	0.77%	0.77%	0.75%
Ratio of net investment income to
average net assets	2.17%	0.49%	0.64%	1.46%	4.29%

SUPPLEMENTAL DATA
Total investment return (A)	2.20%	0.52%	0.65%	1.48%	4.45%

Net assets, end of year	$ 6,391,481,453	$ 6,252,453,325	$ 8,907,242,750	$ 8,593,706,212	$ 7,837,492,302

Average net assets	$ 5,954,856,436	$ 7,550,940,664	$ 8,636,511,932	$ 8,190,289,039	$ 7,201,241,377

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

U.S. Government Portfolio

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.021	0.004	0.006	0.014	0.042

Dividends from net investment income	(0.021)	(0.004)	(0.006)	(0.014)	(0.042)
Distributions from net realized
gains on security transactions	(0.000)*	—	(0.000)*	—	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.93%	0.94%
Ratio of net expenses to average net assets	0.82%	0.82%	0.78%	0.77%	0.75%
Ratio of net investment income to
average net assets	2.09%	0.45%	0.55%	1.36%	4.13%

SUPPLEMENTAL DATA
Total investment return (A)	2.11%	0.45%	0.56%	1.37%	4.31%

Net assets, end of year	$ 1,561,281,965	$ 1,484,804,710	$ 1,568,884,363	$ 1,270,725,107	$ 1,181,666,805

Average net assets	$ 1,478,484,731	$ 1,561,665,079	$ 1,292,118,256	$ 1,210,024,354	$ 1,020,855,050

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

Municipal Portfolio

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.014	0.004	0.005	0.010	0.027

Dividends from net investment income	(0.014)	(0.004)	(0.005)	(0.010)	(0.027)

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.93%	0.93%	0.92%	0.94%	0.94%
Ratio of net expenses to average net assets	0.81%	0.81%	0.76%	0.76%	0.74%
Ratio of net investment income to
average net assets	1.37%	0.38%	0.48%	0.98%	2.67%

SUPPLEMENTAL DATA
Total investment return (A)	1.38%	0.39%	0.48%	0.98%	2.74%

Net assets, end of year	$ 718,968,831	$ 740,484,497	$ 718,450,259	$ 672,346,210	$ 648,756,171

Average net assets	$ 743,238,119	$ 758,867,575	$ 716,364,898	$ 659,741,138	$ 608,775,666

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

California Municipal Money Market Portfolio

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.015	0.005	0.004	0.009	0.024

Dividends from net investment income	(0.015)	(0.005)	(0.004)	(0.009)	(0.024)
Distributions from net realized gains on
security transactions	(0.000)*	—	—	—	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of net expenses to average net assets	0.70%	0.70%	0.65%	0.65%	0.65%
Ratio of net investment income to
average net assets	1.51%	0.46%	0.45%	0.87%	2.34%

SUPPLEMENTAL DATA
Total investment return(A)	1.51%	0.46%	0.45%	0.87%	2.38%

Net assets, end of year	$ 293,172,333	$ 259,311,733	$ 255,964,770	$ 256,338,547	$ 231,483,361

Average net assets	$ 277,360,763	$ 259,374,649	$ 256,329,078	$ 242,095,438	$ 228,193,975

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

New York Municipal Money Market Portfolio

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income	0.015	0.004	0.004	0.009	0.025

Dividends from net investment income	(0.015)	(0.004)	(0.004)	(0.009)	(0.025)
Distributions from net realized
gains on security transactions	—	—	(0.000)*	—	—

Net asset value, end of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

RATIOS
Ratio of total expenses to average net assets	0.97%	0.97%	0.96%	0.97%	0.95%
Ratio of net expenses to average net assets	0.70%	0.70%	0.65%	0.65%	0.65%
Ratio of net investment income to
average net assets	1.48%	0.43%	0.45%	0.87%	2.44%

SUPPLEMENTAL DATA
Total investment return (A)	1.48%	0.43%	0.46%	0.87%	2.53%

Net assets, end of year	$ 152,577,372	$ 140,319,128	$ 150,323,612	$ 149,269,604	$ 132,893,862

Average net assets	$ 143,205,172	$ 141,606,419	$ 156,579,143	$ 144,026,670	$ 119,680,318

*	Amount represents less than $0.001 per share.
(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Mutual Fund Services
P.O. Box 2630
Jersey City, NJ 07303-2630

Telephone: 1-800-934-4448
Hearing impaired: TTY 1-800-933-0555
Internet site: http://www.tdwaterhouse.com

Text-only versions of the Portfolios’ prospectus and SAI can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios can be viewed online or downloaded from the SEC (http://www.sec.gov).

You also can review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

The Portfolios are series of TD Waterhouse Family of Funds, Inc., whose investment company registration number is 811-9086.